Press Release

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Kathy Ta
Managing Director, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE THIRD QUARTER OF FISCAL 2016

•	Revenue: $555 million

•	Gross Margin: 57.4% GAAP (61.4% excluding special items)

•	EPS: $0.48 GAAP profit ($0.41 profit excluding special items)

•	Cash, cash equivalents, and short term investments: $1.86 billion

•	Fiscal fourth quarter revenue outlook: $555 million to $595 million

SAN JOSE, CA - April 21, 2016 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $555 million for its third quarter of fiscal 2016 ended March 26, 2016, a 9% increase from the $511 million revenue recorded in the prior quarter, and a 4% decrease from the same quarter of last year.

Tunc Doluca, President and Chief Executive Officer, commented, “Our third quarter financial performance was in line with our expectations, and we achieved additional milestones in our $180 million cost reduction plan.” Mr. Doluca continued, “In our June quarter, we expect seasonal growth in Automotive and core Industrial, and a modest increase in Communications and Data Center. We are pleased with our design win momentum in high-performance power management and differentiated analog products, benefitting from our focused product portfolio.”

Fiscal Year 2016 Third Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the March quarter was a $0.48 profit. The results were affected by pre-tax special items which primarily consisted of a $59 million gain on sale of a business, $14 million in charges related to acquisitions, and $10 million in charges related to restructuring activities. GAAP earnings per share, excluding special items was $0.41. An analysis of GAAP versus GAAP excluding special items is provided in the last table of this press release.

Cash Flow Items
At the end of the third quarter of fiscal 2016, total cash, cash equivalents and short term investments were $1.86 billion, an increase of $87 million from the prior quarter. Notable items included:

•	Cash flow from operations: $168 million

•	Net capital expenditures: $17 million

•	Proceeds from sale of business: $105 million

•	Dividends: $86 million ($0.30 per share)

•	Stock repurchases: $84 million

Business Outlook
The Company’s 90-day backlog at the beginning of the June quarter of 2016 was $370 million. Based on the beginning backlog and expected turns, results for the June 2016 quarter are expected to be as follows:

•	Revenue: $555 million to $595 million

•	Gross Margin: 59% to 61% GAAP (62% to 64% excluding special items)

•	EPS: $0.40 to $0.46 GAAP ($0.45 to $0.51 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.30 per share will be paid on June 2, 2016, to stockholders of record on May 19, 2016.

Conference Call
Maxim Integrated has scheduled a conference call on April 21 at 2:00 p.m. Pacific Time to discuss its financial results for the third quarter of fiscal 2016 and its business outlook. To listen via telephone, dial (866) 802-4305 (toll free) or (703) 639-1317. This call will be webcast by Shareholder.com and can be accessed at the Company’s website at investor.maximintegrated.com.

A presentation summarizing financial information to be discussed on the conference call is posted at investor.maximintegrated.com.

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CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	March 26, 2016	December 26, 2015	March 28, 2015
	(in thousands, except per share data)
Net revenues	$555,252	$510,831	$577,263
Cost of goods sold (1) (2)	236,411	218,662	261,995
Gross margin	318,841	292,169	315,268
Operating expenses:
Research and development	119,178	113,100	123,913
Selling, general and administrative	71,778	73,643	75,766
Intangible asset amortization	2,538	3,538	3,977
Impairment of long-lived assets	506	1,950	5,522
Severance and restructuring expenses	2,552	10,652	2,824
Other operating expenses (income), net (3)	(55,419)	(247)	(2,184)
Total operating expenses (income), net	141,133	202,636	209,818
Operating income (loss)	177,708	89,533	105,450
Interest and other income (expense), net	(6,373)	(9,593)	(5,534)
Income (loss) before provision for income taxes	171,335	79,940	99,916
Income tax provision (benefit)	31,525	12,471	20,483
Net income (loss)	$139,810	$67,469	$79,433

Earnings (loss) per share:
Basic	$0.49	$0.24	$0.28
Diluted	$0.48	$0.23	$0.28

Shares used in the calculation of earnings (loss) per share:
Basic	285,854	285,526	283,418
Diluted	289,783	290,521	288,840

Dividends paid per share	$0.30	$0.30	$0.28

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	March 26, 2016	December 26, 2015	March 28, 2015
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$11,829	$14,734	18,750
Accelerated depreciation (1)	4,066	2,032	9,834
Other cost of goods sold (2)	6,123	—	—
Total	$22,018	$16,766	$28,584

Operating expenses:
Intangible asset amortization	$2,538	$3,538	$3,977
Impairment of long-lived assets	506	1,950	5,522
Severance and restructuring	2,552	10,652	2,824
Other operating expenses (income), net (3)	(55,419)	(247)	(2,184)
Total	$(49,823)	$15,893	$10,139

Interest and other expense (income), net	$(45)	$595	$—
Total	$(45)	$595	$—

Income tax provision (benefit):
Fiscal year 2015 research & development tax credits	$—	$(2,475)	$—
Total	$—	$(2,475)	$—

(1) Includes building and equipment accelerated depreciation related to San Jose and Dallas manufacturing facilities.
(2) Includes expense related to patent license settlement.
(3) Includes gain on sale of energy metering business during the third quarter of fiscal year 2016.

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CONSOLIDATED BALANCE SHEETS
(Unaudited)
	March 26, 2016	December 26, 2015	March 28, 2015
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,710,340	$1,648,518	$1,392,197
Short-term investments	150,076	124,955	75,142
Total cash, cash equivalents and short-term investments	1,860,416	1,773,473	1,467,339
Accounts receivable, net	278,502	231,180	278,427
Inventories	234,603	274,741	297,270
Deferred tax assets	—	—	71,354
Other current assets	88,389	47,235	66,298
Total current assets	2,461,910	2,326,629	2,180,688
Property, plant and equipment, net	748,781	770,548	1,155,589
Intangible assets, net	188,510	202,877	283,385
Goodwill	490,648	490,648	511,824
Other assets	77,886	64,105	36,231
Assets held for sale	13,733	82,674	—
TOTAL ASSETS	$3,981,468	$3,937,481	$4,167,717

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$82,696	$74,145	$85,361
Income taxes payable	30,907	32,528	20,102
Accrued salary and related expenses	151,411	129,208	163,354
Accrued expenses	42,562	47,303	55,967
Deferred revenue on shipments to distributors	34,457	32,067	30,550
Total current liabilities	342,033	315,251	355,334
Long-term debt	1,000,000	1,000,000	1,000,000
Income taxes payable	451,099	419,881	385,838
Deferred tax liabilities	643	651	116,284
Other liabilities	48,930	52,874	56,412
Total liabilities	1,842,705	1,788,657	1,913,868

Stockholders' equity:
Common stock and capital in excess of par value	280	63,014	12,359
Retained earnings	2,154,767	2,103,339	2,260,011
Accumulated other comprehensive loss	(16,284)	(17,529)	(18,521)
Total stockholders' equity	2,138,763	2,148,824	2,253,849
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,981,468	$3,937,481	$4,167,717

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CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	March 26, 2016	December 26, 2015	March 28, 2015
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$139,810	$67,469	$79,433
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	17,875	18,419	18,586
Depreciation and amortization	47,088	49,082	71,439
Deferred taxes	(333)	18,816	(15,658)
Loss (gain) from sale of property, plant and equipment	3,098	(4,517)	(441)
Loss (gain) on sale of business	(58,944)	—	—
Tax benefit (shortfall) related to stock-based compensation	545	1,980	7,635
Impairment of long-lived assets	506	1,950	5,522
Excess tax benefit from stock-based compensation	(1,491)	(3,920)	(5,997)
Changes in assets and liabilities:
Accounts receivable	(47,322)	51,291	(19,921)
Inventories	22,785	15,811	9,194
Other current assets	(8,947)	(918)	(156)
Accounts payable	8,683	(7,659)	477
Income taxes payable	29,597	(26,875)	22,587
Deferred revenue on shipments to distributors	2,390	(3,024)	3,447
All other accrued liabilities	12,646	4,584	5,917
Net cash provided by (used in) operating activities	167,986	182,489	182,064
Cash flows from investing activities:
Payments for property, plant and equipment	(17,530)	(13,530)	(10,185)
Proceeds from sales of property, plant and equipment	136	49,709	1,615
Proceeds from sale of business	105,000	—	—
Purchases of available-for-sale securities	(24,861)	(25,032)	—
Purchases of privately-held companies' securities	(1,921)	(6,008)	(200)
Other investing activities	—	2,380	—
Proceeds from maturity of debt investment in privately-held companies	—	—	500
Net cash provided by (used in) investing activities	60,824	7,519	(8,270)
Cash flows from financing activities:
Excess tax benefit from stock-based compensation	1,491	3,920	5,997
Net issuance of restricted stock units	(8,853)	(7,722)	(8,369)
Proceeds from stock options exercised	9,889	48,477	31,098
Issuance of common stock under employee stock purchase program	—	14,350	—
Repurchase of common stock	(83,801)	(23,150)	(36,774)
Dividends paid	(85,714)	(85,712)	(79,419)
Net cash provided by (used in) financing activities	(166,988)	(49,837)	(87,467)
Net increase (decrease) in cash and cash equivalents	61,822	140,171	86,327
Cash and cash equivalents:
Beginning of period	1,648,518	1,508,347	1,305,870
End of period	$1,710,340	$1,648,518	$1,392,197

Total cash, cash equivalents, and short-term investments	$1,860,416	$1,773,473	$1,467,339

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ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	March 26, 2016	December 26, 2015	March 28, 2015
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$318,841	$292,169	$315,268
GAAP gross profit %	57.4%	57.2%	54.6%

Special items:
Intangible asset amortization	11,829	14,734	18,750
Accelerated depreciation (1)	4,066	2,032	9,834
Other cost of goods sold (2)	6,123	—	—
Total special items	22,018	16,766	28,584
GAAP gross profit excluding special items	$340,859	$308,935	$343,852
GAAP gross profit % excluding special items	61.4%	60.5%	59.6%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$141,133	$202,636	$209,818

Special items:
Intangible asset amortization	2,538	3,538	3,977
Impairment of long-lived assets	506	1,950	5,522
Severance and restructuring	2,552	10,652	2,824
Other operating expenses (income), net (3)	(55,419)	(247)	(2,184)
Total special items	(49,823)	15,893	10,139
GAAP operating expenses excluding special items	$190,956	$186,743	$199,679

Reconciliation of GAAP net income (loss) to GAAP net income excluding special items:
GAAP net income (loss)	$139,810	$67,469	$79,433

Special items:
Intangible asset amortization	14,367	18,272	22,727
Accelerated depreciation (1)	4,066	2,032	9,834
Other cost of goods sold (2)	6,123	—	—
Impairment of long-lived assets	506	1,950	5,522
Severance and restructuring	2,552	10,652	2,824
Other operating expenses (income), net (3)	(55,419)	(247)	(2,184)
Interest and other expense (income), net	(45)	595	—
Pre-tax total special items	(27,850)	33,254	38,723
Fiscal year 2015 research & development tax credits	—	(2,475)	—
Other income tax effects and adjustments (4)	5,698	(5,428)	(3,910)
GAAP net income excluding special items	$117,658	$92,820	$114,246

GAAP net income per share excluding special items:
Basic	$0.41	$0.33	$0.40
Diluted	$0.41	$0.32	$0.40

Shares used in the calculation of earnings per share excluding special items:
Basic	285,854	285,526	283,418
Diluted	289,783	290,521	288,840

(1) Includes building and equipment accelerated depreciation related to San Jose and Dallas manufacturing facilities.
(2) Includes expense related to patent license settlement.
(3) Includes gain on sale of energy metering business during the third quarter of fiscal year 2016.
(4) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; accelerated depreciation; other costs of goods sold; impairment of long-lived assets; severance and restructuring; and other operating expenses (income), net; fiscal year 2015 research & development tax credit, and other income tax effects and adjustments. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization, accelerated depreciation, and other costs of goods sold. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items including the tax provision impact of pre-tax special items. In fiscal year 2016, we began using a long-term tax rate to compute the GAAP provision for income taxes excluding special items. This long-term tax rate considers the income tax impact of pre-tax special items; assumes the Federal research tax credit remains in effect throughout the entire year, and eliminates the effects of significant non-recurring and period specific tax items which vary in size and frequency. We are using a long-term tax rate of 18%, which is the weighted average of our normalized fiscal year GAAP tax rate excluding special items over a four year period that includes the past three fiscal years plus the current fiscal year. We will review the long-term tax rate on an annual basis and whenever events occur that may materially affect the long-term tax rate such as tax law changes; significant changes in our geographic earnings mix; or changes in our corporate structure.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; accelerated depreciation; other costs of goods sold; impairment of long-lived assets; severance and restructuring; and other operating expenses (income), net; fiscal year 2015 research & development tax credit; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its fourth quarter of fiscal 2016 ending in June 2016, which includes revenue, gross margin and earnings per share, as well as the Company’s expectation of seasonal growth in Automotive and core Industrial, and a modest increase in Communications and Data Center in the June 2016 quarter. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2015 (the “10-K”) and Quarterly Reports on Form 10-Q filed after the 10-K.

All forward-looking statements included in this news release are made as of the date hereof, based on the information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim is bringing new levels of analog integration to automotive, cloud data center, mobile consumer, and industrial applications. We’re making technology smaller, smarter, and more energy efficient, so that our customers can meet the demands of an integrated world. Learn more at http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations